UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

WEBTOON Entertainment Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42144	81-3830533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Wilshire Blvd. Suite 220
Los Angeles, California		90036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (323) 424-3795
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WBTN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 16, 2025, the Board of Directors (the “Board”) of WEBTOON Entertainment Inc. (the “Company”) increased the size of the Board from seven (7) to eight (8) directors and unanimously appointed Saeju Jeong to fill the newly created vacancy on the Board, effective June 16, 2025. Upon his appointment, Mr. Jeong became a member of the slate of Class III directors with a term expiring at the 2027 annual meeting of stockholders of the Company. In addition to his appointment as an independent director, Mr. Jeong will serve as a member of the Audit Committee.
Mr. Jeong is the co-founder, Executive Chairman, and former Chief Executive Officer of Noom, a digital health company founded in 2008 with a mission to help people everywhere live better lives through behavior change. After leading Noom as Chief Executive Officer for 17 years, in July 2023, Mr. Jeong transitioned to the role of Executive Chairman, continuing to shape Noom’s vision and strategy.
The Board has determined that Mr. Jeong qualifies as an independent director within the meaning of Nasdaq Rule 5606 and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.
Mr. Jeong will participate in the Company’s standard director compensation program as described in the Company’s Definitive Proxy Statement.
There are no arrangements or understandings between Mr. Jeong and any other persons pursuant to which he was elected as a director of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
On June 18, 2025, the Company issued a press release announcing the appointment of Mr. Jeong to its Board. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release dated June 18, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBTOON Entertainment Inc.

Date:	June 18, 2025	By:	/s/ David J. Lee
		Name:	David J. Lee

		Title:	Chief Financial Officer and Chief Operating Officer